SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 23, 2001

Systemax Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-13792 (Commission File number)	11-3262067 (I.R.S. Employer Identification No.)

22 Harbor Park Drive, Port Washington, New York 11050
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (516) 608-7000

Item 5. Other Events

          On May 23, 2001 Systemax Inc. issued a press release reporting the appointment of Ann R. Leven as a new director of the company. A copy of the May 23 press release is filed as Exhibit 99.1 to this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 25, 2001	Systemax Inc. By: /s/ Steven M. Goldschein Steven M. Goldschein Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number 99.1	Description Of Exhibit Press release of Systemax Inc. dated May 23, 2001.	Page 5